UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 15, 2023
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Southern States Bancshares, Inc.

(Exact Name of Registrant as Specified in its Charter)
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Alabama	001-40727	26-2518085
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
615 Quintard Ave.
Anniston, AL		36201
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (256) 241-1092
Securities registered pursuant to Section 12(b) of the Act:
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Title of each class	Trading Symbols(s)	Name of exchange on which registered
Common Stock, $5.00 par value	SSBK	The NASDAQ Stock Market LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported in the Current Report on Form 8-K (the "Original 8-K") filed by Southern States Bancshares, Inc. (the "Company") on February 22, 2023, Christine Hunsaker, Daniel A. Cummings and Jonathan Hinton were appointed to the board of directors (the "Board") of the Company. At the time of the Original 8-K, Ms. Hunsaker and Messrs. Cummings and Hinton had not been appointed to any committee of the Board. This amendment to the Original 8-K is being filed to report that on March 15, 2023, the Board appointed Ms. Hunsaker to its Audit and Asset/Liability Committees, Mr. Cummings to its Asset/Liability and Directors Loan Committees, and Mr. Hinton to its Asset/Liability, Information Technology and Nominating and Corporate Governance Committees.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 17, 2023	SOUTHERN STATES BANCSHARES, INC.

	By:	/s/ Lynn Joyce
	Name:	Lynn Joyce
	Title:	Senior Executive Vice President and Chief Financial Officer